UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 20, 2005
                Date of Report (Date of earliest event reported)



                                   NICOR INC.
            (Exact name of registrant as specified in its charter)


          Illinois                    1-7297               36-2855175
  (State or other jurisdiction     (Commission          (I.R.S. Employer
     of incorporation)              File Number)      Identification Number)


                                 1844 Ferry Road
                         Naperville, Illinois 60563-9600
               (Address of principal executive offices) (Zip Code)

                                (630) 305-9500
               (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principal Officers


Effective January 20, 2005, Nicor Inc. Board of Directors appointed Mr. R. Eden Martin as Director of the Company.

Mrs. Patricia A. Weir advised the Board of Directors of the Company on January 20, 2005 that she will not stand for re-election at the Company's Annual Meeting of Stockholders on April 21, 2005.

Item 9.01  Financial Statements and Exhibits

99.1 Press release dated January 21, 2005 announcing Mr. Martin's appointment as a director of the Company and Mrs. Weir's decision to not stand for re-election as a director at the Company's Annual Meeting of Stockholders.



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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Nicor Inc.


Date       January 21, 2005         /s/ PAUL C. GRACEY, JR.
      -------------------------     -----------------------
                                    Paul C. Gracey, Jr.
                                    Vice President, General Counsel and
                                    Secretary